EXHIBIT 23.15


                       [AURTHUR ANDERSEN LLP LETTERHEAD]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 27, 1996 on the financial statements of Triax Southeast Associates, L.P. included in or made part of FrontierVision Operating Partners, L.P.'s Post Effective Amendment No. 1 to Form S-1 registration statement.


                                            AURTHUR ANDERSEN LLP
                                            /s/ Arthur Andersen LLP

Denver, Colorado,
    March 25, 1997